UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

GENTIVA HEALTH SERVICES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	1-15669	36-4335801
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Huntington Quadrangle, Suite 200S

Melville, New York 11747-4627
(Address of principal executive offices, including zip code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2005, Gentiva CareCentrix, Inc., a subsidiary of Gentiva Health Services, Inc., entered into the Fourth Amendment (the "Amendment") to the Managed Care Alliance Agreement dated as of January 1, 2004, as amended (the "Agreement"), with CIGNA Health Corporation ("CIGNA").  The Amendment extends the term of the Agreement until January 31, 2007.  The Agreement as now amended provides that it will remain in full force and effect for a three year and one month period terminating on January 31, 2007.  CIGNA may terminate the Agreement effective January 31, 2006, by giving not less than 90 days advance written notice of its intention to terminate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.
(Registrant)
Date: October 4, 2005	/s/ John R. Potapchuk
John R. Potapchuk Senior Vice President and Chief Financial Officer